UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition.

Preliminary Unaudited Results for the Third Quarter

On October 2, 2026, Integra LifeSciences Holdings Corporation (the “Company”) announced certain preliminary unaudited results for the third quarter ended September 30, 2026. The Company expects its reported revenue to be between $410 million to $412 million, reflecting an estimated $7 million impact of flooding-related supply disruptions on the Company’s manufacturing facility in Cincinnati, Ohio (the “Cincinnati facility”). The Company expects its adjusted earnings per diluted share for the third quarter to be between $0.55 to $0.59. In addition, the Company expects operating cashflow to be greater than $85 million in the third quarter.

The preliminary financial information set forth above is unaudited and based on currently available information. It remains subject to completion of the Company’s financial closing procedures, and is not a comprehensive statement of the Company’s financial results for the period. This information does not present all information necessary for a complete understanding of the Company’s results of operations for the period and has not been reviewed by the Company’s independent registered public accounting firm.

ITEM 7.01 Regulation FD Disclosure.

On October 2, 2026, the Company issued a press release that announced certain preliminary unaudited results for the third quarter ended September 30, 2026 and provided an update on the Company’s Cincinnati facility. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated October 2, 2026, issued by Integra LifeSciences Holdings Corporation.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

Non-GAAP Financial Measures
This Current Report on Form 8-K references adjusted earnings per diluted share which is a financial measure that is not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Adjusted earnings per diluted share is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. Adjusted net income consists of GAAP net income, excluding: (i) structural optimization charges; (ii) divestiture, acquisition and integration-related charges; (iii) EU Medical Device Regulation-related charges; (iv) charges related to the transition of Boston-related manufacturing operations to the Company’s Braintree, Massachusetts facility (the “Braintree transition”); (v) intangible asset amortization expense; (vi) income tax impact from adjustments; and (vii) impairment charges. The Company believes that the presentation of the adjusted earnings per diluted share measure provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Such non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP and should be reviewed in conjunction with the Company’s consolidated financial statements and publicly filed reports in their entirety.

The Company provided the foregoing unaudited, preliminary third quarter results regarding adjusted earnings per diluted share but has not provided a reconciliation of GAAP earnings per share to adjusted earnings per diluted share, because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort at this time.

Cautionary Note Regarding Forward-Looking Statements
The Current Report on Form 8-K forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ from predicted results. Forward-looking factors that may be discussed include, but are not limited to: our preliminary unaudited results for the third quarter ended September 30, 2026; the preliminary estimated impact of flooding-related supply disruptions at the Cincinnati facility, including on revenue, adjusted earnings per diluted share and our financial condition and results of operations more generally; our fiscal 2026 guidance and our ability to deliver on such financial guidance; our expectations and progress in our recovery efforts, including timing and costs; and expected insurance coverage and recoveries. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many risks and uncertainties that affect the Company’s business and market, including: our ongoing assessment of the flooding event at the Cincinnati facility, related financial impacts, recovery efforts, potential asset impairments, unforeseen costs and insurance recoveries; and other risks identified under the heading “Risk Factors” included in item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and information contained in subsequent filings with the Securities and Exchange Commission. Actual results could differ materially from anticipated or preliminary results or estimates. These forward-looking statements are made only as the date thereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: October 2, 2026	By:	/s/ Lea Knight
Lea Knight
	Title:	Executive Vice President and Chief Financial Officer